                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


 [X] Current Report Pursuant to Section 13 or 15(d) of the Securities and
     Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 APRIL 12, 2001


                           NE RESTAURANT COMPANY, INC.
             (Exact name of registrant as specified in its charter)


                        Commission File Number 333-62775




               DELAWARE                                       06-1311266
--------------------------------------------------------------------------------
    (State or other jurisdiction of                        (I.R.S. Employer
     incorporation or organization)                      Identification Number)


 5 CLOCK TOWER PLACE, MAYNARD, MASSACHUSETTS                    01754
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  (978) 897-1400
                                                     --------------



                                       N/A
          (Former Name or former address, if changed since last report)

Item 5.           Other Information

         On April 12, 2001, NE Restaurant Company, Inc. (Company) completed its sale of 40 Chili's and seven On The Border restaurants to the chains' franchisor Brinker International, Inc. of Dallas, Texas (Brinker) (the Brinker Sale). Total consideration, subject to closing adjustments, was $93.5 million. Brinker acquired the inventory, facilities, equipment, management teams associated with these restaurants, as well as the four Chili's restaurants currently under development by the Company. Further, Brinker assumed the mortgage debt on the Company's Chili's and On The Border restaurants. See Item 7.

         The statements contained herein that are not historical facts are forward-looking statements. These forward-looking statements involve risks and uncertainties and, consequently, could be affected by general business and economic conditions, the impact of competition, the seasonality of the company's business, governmental regulations, and inflation.


Item 7.           Financial Statements and Exhibits.
         (b)      Pro forma financial information.
                  The Proforma Consolidated Balance Sheet as of January 3, 2001 and the Proforma Consolidated Statement of Operations for the 53 Weeks Ended January 3, 2001 presented herein were derived from the Company's Form 10-K filed March 30, 2001. These proforma financial statements incorporate the appropriate adjustments required by Article 11 of Regulation S-X .







                 [The balance of this page intentionally blank].

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                           NE RESTAURANT COMPANY, INC.
                      CONSOLIDATED PRO FORMA BALANCE SHEET
                             (Dollars in thousands)
                              As of January 3, 2001


                                                                      As             Brinker Sale         Pro Forma
                                                                     Filed            (Unaudited)        (Unaudited)
                                                               ------------------  ------------------  -----------------

                                  ASSETS
Current Assets:
      Cash                                                                $7,602             $52,172            $59,774
      Credit card receivables                                                838                   -                838
      Inventories                                                          1,885                (850)             1,035
      Prepaid expenses and other current assets                            2,617                 (49)             2,568
      Assets held for sale - short term                                      200                   -                200
      Prepaid and current deferred income taxes                            5,433                 (55)             5,378
                                                               ------------------  ------------------  -----------------
                 Total current assets                                     18,575              51,218             69,793
                                                               ------------------  ------------------  -----------------

Property and Equipment, at cost:
      Land and land right                                                  7,858              (5,876)             1,982
      Buildings                                                           12,549              (5,953)             6,596
      Leasehold improvements                                              83,973             (37,692)            46,281
      Furniture and equipment                                             50,455             (25,201)            25,254
                                                               ------------------  ------------------  -----------------
                                                                         154,835             (74,722)            80,113
      Less - Accumulated depreciation                                    (40,196)             20,931            (19,265)
                                                               ------------------  ------------------  -----------------
                                                                         114,639             (53,791)            60,848
      Construction work in process                                         2,917                (338)             2,579
                                                               ------------------  ------------------  -----------------
                 Net property and equipment                              117,556             (54,129)            63,427

Goodwill, net                                                             28,404                   -             28,404
Deferred Finance Costs, net                                                8,025              (2,115)             5,910
Liquor Licenses                                                            3,015              (1,208)             1,807
Deferred Taxes, noncurrent                                                 6,451              (4,853)             1,598
Other Assets, net                                                          1,569              (1,244)               325
                                                               ------------------  ------------------  -----------------
                             TOTAL ASSETS                               $183,595           $ (12,331)          $171,264
                                                               ==================  ==================  =================

                   LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
      Mortgage loans payable - current portion                            $1,541            $ (1,541)               $ -
      Accounts payable                                                    14,510                 978             15,488
      Accrued expenses                                                    18,817              (1,098)            17,719
      Income taxes payable                                                     -               9,784              9,784
      Capital lease obligation - current portion                              37                 (37)                 -
                                                               ------------------  ------------------  -----------------
                 Total current liabiliites                                34,905               8,086             42,991

Mortgage Loan Payable, net of current portion                             39,737             (39,737)                 -
Bonds Payable, net of current portion                                    100,000                   -            100,000
Deferred Rent and Other Long-Term Liabilities                              4,887              (2,633)             2,254
                                                               ------------------  ------------------  -----------------
                 Total liabilities                                       179,529             (34,284)           145,245
Commitments and Contingencies
Stockholders' Equity:
      Common stock, $.01 par value                                            37                   -                 37
      Less - Treasury shares                                              (8,088)                  -             (8,088)
      Additional paid-in capital                                          29,004                   -             29,004
      Retained earnings (Accumulated deficit)                            (16,887)             21,953              5,066
                                                               ------------------  ------------------  -----------------
                                 Total stockholders' equity                4,066              21,953             26,019
                                                               ------------------  ------------------  -----------------
                TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY              $183,595           $ (12,331)          $171,264
                                                               ==================  ==================  =================


             See Notes to Unaudited Pro Forma Financial Statements.

                           NE RESTAURANT COMPANY, INC.
                   CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
             (Dollars in thousands except share and per share data)
                         53 Weeks Ended January 3, 2001

                                                                   As        Brinker Sale     Sal & Vinnie's     Pro Forma
                                                                  Filed      (Unaudited)       Abandonment      (Unaudited)
                                                               ----------- ----------------  ---------------- ---------------

Net sales                                                        $284,933       $ (138,410)         $ (2,622)      $ 143,901
                                                               ----------- ----------------  ---------------- ---------------

Cost of sales and expenses
      Cost of sales                                                74,266          (38,150)             (917)         35,199
      Operating expenses                                          162,577          (75,893)           (1,668)         85,016
      General and administrative expenses                          16,386           (4,338)                -          12,048
      Deferred rent, depreciation, amortization and
      preopening expenses                                          18,127           (6,290)             (183)         11,654
      Loss on abandonment of Sal & Vinnie's                         2,031                -            (2,031)              -
                                                               ----------- ----------------  ---------------- ---------------
           Total cost of sales and expenses                       273,387         (124,671)           (4,799)        143,917
                                                               ----------- ----------------  ---------------- ---------------

      Income (loss) from operations                                11,546          (13,739)            2,177             (16)

Interest expense, net                                              15,050           (6,471)                -           8,579
                                                               ----------- ----------------  ---------------- ---------------

      Loss before income tax benefit                               (3,504)          (7,268)            2,177          (8,595)

Income tax benefit                                                   (115)          (2,907)              871          (2,151)

Gain on Brinker Sale, net of income tax                                 -           21,953                 -          21,953

                                                               ----------- ----------------  ---------------- ---------------
      Net income (loss)                                          $ (3,389)        $ 17,592           $ 1,306        $ 15,509
                                                               =========== ================  ================ ===============

Basic income (loss) per share:
      Income (loss) per share before Brinker Sale                 $ (1.14)           (1.46)           $ 0.44         $ (2.16)

      Gain on Brinker Sale, net of income tax                           -             7.36                 -            7.36
                                                               ----------- ----------------  ---------------- ----------------
      Basic income (loss) per share                               $ (1.14)          $ 5.90            $ 0.44          $ 5.20
                                                               =========== ================  ================ ================
Weighted Average Shares Outstanding                             2,981,414        2,981,414         2,981,414       2,981,414

Diluted income (loss) per share:
      Income (loss) per share before Brinker Sale                 $ (1.14)        $  (1.46)           $ 0.42         $ (2.16)
      Gain on Brinker Sale, net of income tax                           -             7.11                 -            7.11
                                                               ----------- ----------------  ---------------- ----------------
      Diluted income (loss) per share                             $ (1.14)        $   5.65            $ 0.42         $  4.95
                                                               =========== ================  ================ ================
      Weighted Average Shares Outstanding                       2,981,414        3,087,377         3,087,377       3,087,377


             See Notes to Unaudited Pro Forma Financial Statements.

                           NE RESTAURANT COMPANY, INC.
                NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

1. The pro forma Consolidated Balance Sheet reflects the recognition of the Brinker Sale as of January 3, 2001.

      a. Cash reflects the $93.5 million total consideration less mortgage debt assumed of $41.3 million.
      b. Income tax payable and Deferred Taxes (noncurrent), reflect the tax liability associated with the gain on the transaction. This liability is less than the statutory rate of 35% due to the availability of net operating loss and tax credit carry forwards from prior years.
      c. The increase in Retained earnings reflects the gain on the transaction, net of income tax.
      d. The unamortized balances of Finance Costs and Development Fees, as well as Deferred Rent liability balances, are written off by the Company as a result of the Brinker Sale.
      e. All other adjustments are to reflect assets purchased and liabilities assumed by Brinker.

2. The abandonment of Sal & Vinnie's occurred in December 2000 and, accordingly, was previously reported in the Consolidated Balance Sheet as filed in Form 10-K on March 30, 2001.

3. The pro forma Consolidated Statement of Operations reflects (a) the recognition of the Brinker Sale; and (b) the abandonment of Sal & Vinnie's as if the dispositions occurred on December 30, 1999.

      a. Operating results of the Brinker restaurants and Sal & Vinnie's for the fiscal year ended January 3, 2001 are removed for the entire period.
      b. The Loss on abandonment of Sal & Vinnie's is removed for the fiscal year ended January 3, 2001.
      c. Gain on sale reflects the gain on the Brinker Sale, net of income tax.









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


                  c) Exhibits
                           (99)     Press release, dated April 12, 2001.



                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                         NE RESTAURANT COMPANY, INC.
                                 --------------------------------------------
                                                 (Registrant)




Date:    April 27, 2001           By:     /s/ Kurt J. Schnaubelt
                                 ----------------------------------------------
                                          Kurt J. Schnaubelt
                                          Vice President - Finance and Chief
                                          Accounting Officer